UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2011

YONGYE INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	333-143314	20-8051010

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

6th Floor, Suite 608, Xue Yuan International Tower,
No. 1 Zhichun Road, Haidian District, Beijing, PRC 100083

(Address Of Principal Executive Offices) (Zip Code)

+86 10 8231 8626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2011, Yongye International, Inc., a Nevada corporation (the “Company”), issued a press release announcing its financial results for its second quarter of 2011.  In the original news release under the "Consolidated Statements of Cash Flows" table, there were 10 additional line items that were inadvertently omitted and the column heading for the "Consolidated Statements of Cash Flows" table should have read, "For the Six Months Ended" rather than "For the Three Months Ended."  Accordingly, the Company issued a subsequent correcting release later during the same day.  Copies of such press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and the information under the headings “Second Quarter 2011 Financial Highlights,” “Second Quarter 2011 Financial Highlights,” “Six Month Financial Results,” “Financial Condition” and “Use of Non-GAAP Financial Measures” and the condensed consolidated financial information included in the press releases are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

In the press releases dated August 9, 2011, the Company also provided revisions to its guidance for 2011. The information set forth under the heading “Business Outlook” in such press releases is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 8.01 Other Events.

In the press releases dated August 9, 2011, the Company also provided an update on recent developments affecting the Company.  The information set forth under the heading “Recent Developments” in the press releases, together with the forward-looking statement disclaimer at the end of the press releases are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Yongye International, Inc. Press Release dated August 9, 2011
99.2	Yongye International, Inc. Correcting Press Release dated August 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2011

YONGYE INTERNATIONAL, INC.

	By:	/s/ Zishen Wu
	Name:	Zishen Wu
	Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Yongye International, Inc. Press Release dated August 9, 2011
99.2	Yongye International, Inc. Correcting Press Release dated August 9, 2011